: AMCAR05DA.CDI #CMOVER_3.0E ASSET_BACKED_AUTOLOAN ! MAX_CF_VECTSIZE 620

K

[illegible]

K

"ÌÌÌ\KÌÌ"hKÌøÌÌhƒµ¿Ù□.]NQMf»án]äM¿Ù4ßuîî±îîÎ\ÜàÕ´ØÚl«9ÝÝ,ÝœÌøÌÌÌ"ÌìÚäÝÍD"Ì®MäÝÝÝ,ÝÝl□YÁ/ ÿÏv
6□¢ž¿ÁÌølGcÌ!□ü ÿÿÏ)46□–ÁÌÌ"ÌÌÌøÌÌÌ"ÌÌÌ□2ÇÌ"ÌÌ#GÌÌÌ"ÌÌÌMKÌÌ"yKÌøÌÌyƒµ¿Ù□.]NQMf»án]äM¿Ù4ßuîî±îîÎM
ÜàÕ´ØÚ<øÌÌÜ÷^Òáìåá□£»□MJÎ#sÀ9ÝÝ,Ý|ÌøÌÌÌ"ÌìÚäÝÍD"Ì®MäÝÝÝ,ÝÝl□tÊ/ ÿl—dS□r—¿ÁÌøv
5Z!‡ü ÿÿlÈPS□FÈÌÌ"ÌÌÌøÌÌÌ"ÌÌÌ□2ÇÌ"ÌÌ#GÌÌÌ"ÌÌÌtKÌÌ"@KÌøÌÌ@ƒµ¿Ù□.]NQMf»án]äM¿Ù4ßuîî±îîÎtÜàÕ´ØÚ<øÌÌ
Ü÷^Òáìåá□£»□MJÎ#sÀ9ÝÝ,Ý□ÌøÌÌÌ"ÌìÚäÝÍD"Ì®MäÝÝÝ,ÝÝl□¥Á/ ÿl˜"ä¥R›¿ÁÌø†x□
*Eü ÿÿl×§ä¥fÄÌÌ"ÌÌÌøÌÌÌ"ÌÌÌ□2ÇÌ"ÌÌ#GÌÌÌ"ÌÌÌ\KÌÌ"hKÌøÌÌhƒµ¿Ù□.]NQMf»án]äM¿Ù4ßuîî±îîÎ\ÜàÕ´ØÚ<øÌÌÜ÷
^Òáìåá□£»□MJÎ#sÀ